                                                                   EXHIBIT 20.2

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

              The information which is required to be prepared with respect to the distribution date of July 21, 1997 and with respect to the performance of the Trust during the related Monthly Period.

              Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.            Information Regarding the Current Monthly Distribution (Stated on the
              ---------------------------------------------------------------------
              basis of $1,000 Original Certificate Principal Amount)
              ------------------------------------------------------

              1          The amount of the current monthly distribution in
                         respect of Class A Monthly Principal. . . . . . . . . . . . .                 0.00
                                                                                       ---------------------
              2          The amount of the current monthly distribution in
                         respect of Class B Monthly Principal. . . . . . . . . . . . .                 0.00
                                                                                       ---------------------
              3          The amount of the current monthly distribution in
                         respect of Collateral Monthly Principal. . . . . . . . . . .                  0.00
                                                                                       ---------------------
              4          The amount of the current monthly distribution in
                         respect of Class A Monthly Interest. . . . . . . . . . . . .          1,497,687.50
                                                                                       ---------------------
              5          The amount of the current monthly distribution in
                         respect of Class A Deficiency Amounts. . . . . . . . . . .                    0.00
                                                                                       ---------------------
              6          The amount of the current monthly distribution in
                         respect of Class A Additional Interest. . . . . . . . . . . .                 0.00
                                                                                       ---------------------
              7          The amount of the current monthly distribution in
                         respect of Class B Monthly Interest. . . . . . . . . . . . .            125,288.58
                                                                                       ---------------------
              8          The amount of the current monthly distribution in
                         respect of Class B Deficiency Amounts. . . . . . . . . . .                    0.00
                                                                                       ---------------------
              9          The amount of the current monthly distribution in
                         respect of Class B Additional Interest. . . . . . . . . . . .                 0.00
                                                                                       ---------------------

             10          The amount of the current monthly distribution in
                         respect of Collateral Monthly Interest. . . . . . . . . . . .                132,356.92
                                                                                        -------------------------
             11          The amount of the current monthly distribution in
                         respect of any accrued and unpaid Collateral
                         Monthly Interest. . . . . . . . . . . . . . . . . . . . . . .                      0.00
                                                                                        -------------------------
B.            Information Regarding the Performance of the Trust
              --------------------------------------------------

              1          Collection of Principal Receivables
                         -----------------------------------

                         (a)      The aggregate amount of Principal Collections
                                  processed during the related Monthly Period
                                  which were allocated in respect of the
                                  Class A Certificates . . . . . . . . . . . . . . . .             26,343,330.13
                                                                                        -------------------------
                         (b)      The aggregate amount of Principal Collections
                                  processed during the related Monthly Period
                                  which were allocated in respect of the
                                  Class B Certificates . . . . . . . . . . . . . . . .              2,155,411.27
                                                                                        -------------------------
                         (c)      The aggregate amount of Principal Collections
                                  processed during the related Monthly Period
                                  which were allocated in respect of the
                                  Collateral Interest. . . . . . . . . . . . . . . . .              3,432,621.53
                                                                                        -------------------------
              2          Principal Receivables in the Trust
                         ----------------------------------

                         (a)      The aggregate amount of Principal
                                  Receivables in the Trust as of the end of the
                                  day on the last day of the related Monthly
                                  Period (ending Principal balance). . . . . . . . . .          3,464,222,137.51
                                                                                        -------------------------
                         (b)      The amount of Principal Receivables in the
                                  Trust represented by the Investor Interest of
                                  Series 1996-2 as of the end of the day on the
                                  last day of the related Monthly Period . . . . . . .            363,636,975.00
                                                                                        -------------------------
                         (c)      The amount of Principal Receivables in the
                                  Trust represented by the Series 1996-2
                                  Adjusted Investor Interest as of the end of the
                                  day on the last day of the related Monthly
                                  Period . . . . . . . . . . . . . . . . . . . . . . .            363,636,975.00
                                                                                        -------------------------
                         (d)      The amount of Principal Receivables in the
                                  Trust represented by the Class A Investor
                                  Interest as of the end of the day on the last
                                  day of the related Monthly Period. . . . . . . . . .            300,000,000.00
                                                                                        -------------------------

                         (e)      The amount of Principal Receivables in the
                                  Trust represented by the Class A Adjusted
                                  Investor Interest as of the end of day on the
                                  last day of the related Monthly Period. . . . . . .            300,000,000.00
                                                                                        -----------------------
                         (f)      The amount of Principal Receivables in the
                                  Trust represented by the Class B Investor
                                  Interest as of the end of the day on the last
                                  day of the related Monthly Period. . . . . . . . . .            24,546,000.00
                                                                                        -----------------------

                         (g)      The amount of Principal Receivables in the
                                  Trust represented by the Collateral Interest as
                                  of the end of the day on the last day of the
                                  related Monthly Period . . . . . . . . . . . . . . .            39,090,975.00
                                                                                        -----------------------

                         (h)      The Floating Investor Percentage with respect
                                  to the related Monthly Period. . . . . . . . . . . .                   10.38%
                                                                                        -----------------------

                         (i)      The Class A Floating Allocation with respect
                                  to the related Monthly Period. . . . . . . . . . . .                    8.56%
                                                                                        -----------------------

                         (j)      The Class B Floating Allocation with respect
                                  to the related Monthly Period. . . . . . . . . . . .                    0.70%
                                                                                        -----------------------

                         (k)      The Collateral Floating Allocation with respect
                                  to the related Monthly Period. . . . . . . . . . . .                    1.12%
                                                                                        -----------------------

                         (l)      The Fixed Investor Percentage with respect to
                                  the related Monthly Period . . . . . . . . . . . . .                N/A
                                                                                        -----------------------

                         (m)      The Class A Fixed Allocation with respect to
                                  the related Monthly Period . . . . . . . . . . . . .                N/A
                                                                                        -----------------------

                         (n)      The Class B Fixed Allocation with respect to
                                  the related Monthly Period . . . . . . . . . . . . .                N/A
                                                                                        -----------------------

                         (o)      The Collateral Fixed Allocation with respect to
                                  the related Monthly Period . . . . . . . . . . . . .                N/A
                                                                                        -----------------------




              3          Rebate Accounts
                         ---------------

                         The aggregate amount of                                      Aggregate       Percentage of
                         Receivables arising in                                        Account         Total Trust
                         Rebate Accounts with respect                                  Balance         Receivables
                         to the related Monthly Account                                -------         -----------
                         Receivables                                                123,831,682.84           3.49%
                                                                                ----------------------------------

              4          Delinquent Balances
                         -------------------

                         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:


                                                                                      Aggregate       Percentage of
                                                                                       Account            Total
                                                                                       Balance         Receivables
                                                                                       -------         -----------
                         (a)      35 - 64 days:. . . . . . . . . .                   59,207,032.28           1.67%
                                                                                 ---------------------------------
                         (b)      65 - 94 days:. . . . . . . . . .                   33,011,720.26           0.93%
                                                                                 ---------------------------------
                         (c)      95 - 124 days:. . . . . . . . . .                  25,844,614.88           0.73%
                                                                                 ---------------------------------
                         (d)      125 - 154 days:. . . . . . . . .                   21,206,837.72           0.60%
                                                                                 ---------------------------------
                         (e)      155 - or more days days: . . . .                   25,782,440.71           0.73%
                                                                                 ---------------------------------
                                                                  Total             165,052,645.85           4.65%
                                                                                 ---------------------------------

              5          Investor Default Amount
                         -----------------------

                         (a)      The Aggregate Investor Default Amount for
                                  the related Monthly Period. . . . . . . . . . . . . . . . . . . .      2,385,868.19
                                                                                                   -------------------
                         (b)      The Class A Investor Default Amount for
                                  the related Monthly Period. . . . . . . . . . . . . . . . . . . .      1,968,337.95
                                                                                                   -------------------
                         (c)      The Class B Investor Default Amount for
                                  the related Monthly Period. . . . . . . . . . . . . . . . . . . .        161,049.41
                                                                                                   -------------------
                         (d)      The Collateral Default Amount for
                                  the related Monthly Period. . . . . . . . . . . . . . . . . . . .        256,480.83
                                                                                                   -------------------
              6          Investor Charge Offs
                         --------------------

                         (a)      The aggregate amount of Class A Investor
                                  Charge Offs for the related Monthly Period. . . . . . . . . . . .              0.00
                                                                                                   -------------------
                         (b)      The aggregate amount of Class A Investor
                                  Charge Offs set forth in 5(a) above per $1,000
                                  of original certificate principal amount. . . . . . . . . . . . .              0.00

                                                                                                   -------------------
                         (c)      The aggregate amount of Class B Investor
                                  Charge Offs for the related Monthly Period. . . . . . . . . . . .              0.00
                                                                                                   -------------------
                         (d)      The aggregate amount of Class B Investor
                                  Charge Offs set forth in 5(c) above per $1,000
                                  of original certificate principal amount. . . . . . . . . . . . .              0.00
                                                                                                   -------------------
                         (e)      The aggregate amount of Collateral
                                  Charge Offs for the related Monthly Period. . . . . . . . . . . .              0.00
                                                                                                   -------------------

                         (f)      The aggregate amount of Collateral Charge-
                                  Offs set forth in 5(e) above per $1,000 of
                                  original certificate principal amount. . . . . .                   0.00
                                                                                    ---------------------
                         (g)      The aggregate amount of Class A Investor
                                  Charge Offs reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date . .                   0.00
                                                                                    ---------------------

                         (h)      The aggregate amount of Class A Investor
                                  Charge Offs set forth in 5(g) above per $1,000
                                  original certificate principal amount reimbursed
                                  on the Transfer Date immediately preceding
                                  this Distribution Date . . . . . . . . . . . . .                   0.00
                                                                                    ---------------------

                         (i)      The aggregate amount of Class B Investor
                                  Charge Offs reimbursed on the Transfer
                                  Date immediately preceding this Distribution
                                  Date . . . . . . . . . . . . . . . . . . . . . .                   0.00
                                                                                    ---------------------

                         (j)      The aggregate amount of Class B Investor
                                  Charge Offs set forth in 5(i) above per $1,000
                                  original certificate principal amount
                                  reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date . .                   0.00
                                                                                    ---------------------

                         (k)      The aggregate amount of Collateral Charge
                                  Offs reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date                       0.00
                                                                                    ---------------------

                         (l)      The aggregate amount of Class B Investor
                                  Charge Offs set forth in 5(i) above per $1,000
                                  original certificate principal amount
                                  reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date.                      0.00
                                                                                    ---------------------

              7          Investor Servicing Fee
                         ----------------------

                         (a)      The amount of the Class A Servicing Fee
                                  payable by the Trust to the Servicer for the
                                  related Monthly Period. . . . . . . . . . . . .                    0.00
                                                                                    ---------------------

                         (b)      The amount of the Class B Servicing Fee
                                  payable by the Trust to the Servicer for the
                                  related Monthly Period. . . . . . . . . . . . .                    0.00
                                                                                    ---------------------

                         (c)      The amount of the Collateral Servicing Fee
                                  payable by the Trust to the Servicer for the
                                  related Monthly Period. . . . . . . . . . . . .                    0.00
                                                                                    ---------------------

                         (d)      the amount of Servicer Interchange payable
                                  by the Trust to the Servicer for the related
                                  Monthly Period. . . . . . . . . . . . . . . . . . . .                0.00
                                                                                          -----------------

              8          Reallocations
                         -------------

                         (a)      The amount of Reallocated Collateral
                                  Principal Collections with respect to this
                                  Distribution Date. . . . . . . . . . . . . . . . . . .               0.00
                                                                                          -----------------

                         (b)      The amount of Reallocated Class B
                                  Principal Collections with respect to this
                                  Distribution Date. . . . . . . . . . . . . . . . . . . .             0.00
                                                                                          -----------------
                         (c)      The Collateral Interest as of the close of
                                  business on this Distribution Date . . . . . . . . . . .    39,090,975.00
                                                                                          -----------------

                         (d)      The Class B Investor Interest as of the close of
                                  business on this Distribution Date . . . . . . . . . . .    24,546,000.00
                                                                                          -----------------

            9            Collection of Finance Charge Receivables
                         ----------------------------------------

                         (a)      The aggregate amount of Collections of
                                  Finance Charge Receivables processed
                                  during the related Monthly Period which were
                                  allocated in respect of the Class A Certificates . . . .     4,018,377.92
                                                                                          -----------------

                         (b)      The aggregate amount of Collections of
                                  Finance Charge Receivables processed
                                  during the related Monthly Period which were
                                  allocated in respect of the Class B Certificates . . . .       328,783.68
                                                                                          -----------------

                         (c)      The aggregate amount of Collections of
                                  Finance Charge Receivable processed
                                  during the related Monthly Period which were
                                  allocated in respect of the Collateral Interest. . . . .       523,607.70
                                                                                          -----------------

             10          Principal Funding Account
                         -------------------------

                         (a)      The principal amount on deposit in the
                                  Principal Funding Account on the related
                                  Transfer Date. . . . . . . . . . . . . . . . . . . . . .             0.00
                                                                                          -----------------

                         (b)      The Accumulation Shortfall with respect to
                                  the related Monthly Period . . . . . . . . . . . . . . .             0.00
                                                                                          -----------------

                         (c)      The Principal Funding Investment Proceeds
                                  deposited in the Finance Charge Account on
                                  the related Transfer Date. . . . . . . . . . . . . . . .             0.00
                                                                                          -----------------

                         (d)      The amount of all or the portion of the
                                  Reserve Draw Amount deposited in the
                                  Finance Charge Account on the related
                                  Transfer date from the Reserve Account . . . . . . . . .             0.00
                                                                                          -----------------
             11          Reserve Draw Amount . . . . . . . . . . . . . . . . . . . . . . .             0.00
                         -------------------                                              -----------------

             12          Available Funds
                         ---------------

                         (a)      The amount of Class A Available Funds on
                                  deposit in the Finance Charge Account on
                                  the related Transfer Date. . . . . . . . . . . . . . . .     4,018,377.92
                                                                                          -----------------
                         (b)      The amount of Class B Available Funds on
                                  deposit in the Finance charge Account on
                                  the related Transfer Date. . . . . . . . . . . . . . . .       328,783.68
                                                                                          -----------------
                         (c)      The amount of Collateral Available Funds on
                                  deposit in the Finance Charge Account on
                                  the related Transfer Date. . . . . . . . . . . . . . . .       523,607.70
                                                                                          -----------------
             13          Portfolio Yield
                         ---------------

                         (a)      The Portfolio Yield for the related Monthly
                                  Period. . . . . . . . . . . . . . . . . . . . . . . . .             8.20%
                                                                                          -----------------
                         (b)      The Portfolio Adjusted Yield for the related
                                  Monthly Period. . . . . . . . . . . . . . . . . . . . .             2.42%
                                                                                          -----------------
C.            Floating Rate Determinations
              ----------------------------

              1          LIBOR for the Interest Period ending on this
                         Distribution Date. . . . . . . . . . . . . . . . . . . . . . . .          5.68750%
                                                                                          -----------------
              2          Number of days in this interest period . . . . . . . . . . . . .                31
                                                                                          -----------------
              3          Interest Factor. . . . . . . . . . . . . . . . . . . . . . . . .          0.57926%
                                                                                          -----------------
D.            CUSIP Numbers
              -------------

              1          Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         337365AC4
                                                                                          -----------------
              2          Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         337365AD2
                                                                                          -----------------

                                 FIRST UNION DIRECT BANK, N.A.
                                 SERVICER




                                 By:  /s/ JAMES H. GILBRAITH II
                                 ------------------------------------------

                                 James H. Gilbraith II
                                 Vice President and Managing Director
                                 First Union Direct Bank, N.A.